UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) .......... May 15, 2012

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39,090
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (662) 289-5121

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

First M & F Corporation made a presentation at the Gulf South Bank Conference at 3:55 p.m. Central Time on Tuesday, May 15, 2012. A copy of the presentation materials used during the conference is furnished as Exhibit 99.1. The presentation may be accessed through the Company's website at www.mfbank.com in the Investor Relations section.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation at Gulf South Bank Conference on May 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: May 18, 2012
/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Presentation at Gulf South Bank Conference on May 15, 2012	Furnished herewith